Exhibit 10.1

EXECUTION VERSION

THIRD AMENDMENT TO THE

UNCOMMITTED SECOND AMENDED AND RESTATED

CREDIT AGREEMENT

This THIRD AMENDMENT, dated as of March 30, 2007 (this “Amendment”) to the UNCOMMITTED SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 30, 2005 (as amended by the First Amendment, dated November 28, 2005 (the “First Amendment”), the Second Amendment dated March 31, 2006 (the “Second Amendment”), and as otherwise amended, restated, supplemented or modified prior to the date hereof, the “Credit Agreement”) among ATMOS ENERGY MARKETING, LLC, a Delaware limited liability company (the “Borrower”), the financial institutions from time to time parties thereto (the “Banks”), FORTIS CAPITAL CORP., a Connecticut corporation (“Fortis”), as Joint Lead Arranger and Joint Bookrunner, as Administrative Agent for the Banks, as Collateral Agent, as an Issuing Bank, and as a Bank, BNP PARIBAS, a bank organized under the laws of France (“BNP Paribas”), as Joint Lead Arranger and Joint Bookrunner, as Documentation Agent (together with the Administrative Agent, the “Agents”), as an Issuing Bank and as a Bank, and SOCIÉTÉ GÉNÉRALE, as Syndication Agent and as a Bank.

WHEREAS, the Borrower has requested that the Credit Agreement be extended beyond its currently scheduled expiration of March 31, 2007;

WHEREAS, the Borrower has requested, in addition to an extension of the Credit Agreement, that the parties hereto make certain other amendments to the Credit Agreement on the terms and subject to the conditions set forth herein; and

WHEREAS, the financial institutions party hereto have indicated their willingness to consider to lend such amounts and to consider to continue to issue and to participate in such Letters of Credit on the terms and conditions of this Amendment;

NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings ascribed to them in the Credit Agreement.

2. Amendment to Section 1.01 of the Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended by deleting the definitions of “Cumulative Loss,” “Expiration Date,” “Issuing Banks,” “Letters of Credit,” “Maturity Date,” “Swap Banks,” and “Unrealized Mark-to-Market Losses” in their respective entireties and substituting in lieu thereof the following:

“Cumulative Loss” means as of the date of any election of a Borrowing Base Sub-Cap, the consolidated net loss of the Borrower and its Subsidiaries for the twelve (12) months of reported results through the most recent Compliance Certificate, as defined according to GAAP, adjusted to negate the impact of the Basis Swap Cumulative Mark-to-Market Amount.

“Expiration Date” means the earliest to occur of:

(a) March 31, 2008; or

(b) the date demand for payment is made by the Administrative Agent; or

(c) the date an Event of Default occurs.

“Issuing Banks” means Fortis (and any Affiliate thereof) and BNP Paribas, each in its capacity as an issuer of one or more Letters of Credit hereunder, together with any replacement letter of credit issuer arising under Section 2.14.

“Letters of Credit” means (a) any letters of credit (whether standby letters of credit or commercial documentary letters of credit) Issued by an Issuing Bank pursuant to Article III, (b) any Reducing Letters of Credit, (c) any of the Existing Letters of Credit, (d) any 360-Day Letters of Credit, and (e) any TLGP Letters of Credit.

“Maturity Date” means June 30, 2008.

“Swap Banks” means Fortis, BNP Paribas and Société Générale or their respective Affiliates in their capacity as a party to a Swap Contract, or any other Bank approved by all of the Banks.

“Unrealized Mark-to-Market Losses” means (a) if the Embedded Value Difference from General Ledger for the Fixed Price Book is negative, the absolute value thereof plus (b) if the Embedded Value Difference from General Ledger for the Storage Book is negative, the absolute value thereof.

3. Amendment to Section 1.01 of the Credit Agreement. Section 1.01 of the Credit Agreement is hereby further amended by modifying the definitions of “Banks,” “Borrowing Base Advance Cap,” “Net Working Capital,” “Tangible Net Worth,” and “Total Liabilities” as follows:

(a) with respect to the definition of “Banks,” by deleting the reference to “Natexis Banques Populaires” and inserting in lieu thereof, “Natixis”;

(b) with respect to the definition of “Borrowing Base Advance Cap,” by deleting subsection (xii) in its entirety and inserting in lieu thereof the following language “125% of the mark-to-market amounts owed to the Swap Banks under Swap Contracts; and less”;

(c) with respect to the definition of “Net Working Capital,” by inserting the following language “, and (c) adjusted to negate the impact of the Basis Swap Cumulative Mark-to-Market Amount” immediately after the subclause “(b) investments in Capital Stock” and immediately before the punctuation “.”;

(d) with respect to the definition of “Tangible Net Worth,” by inserting the following language “, and (i) adjusted to negate the impact of the Basis Swap Cumulative Mark-to-Market Amount” immediately after the subclause “(h) if the Embedded Value Difference from General Ledger for the Storage Book is negative, the absolute value thereof,” and immediately before the punctuation “.”; and

(e) with respect to the definition of “Total Liabilities,” by inserting the following language “adjusted to negate the impact of the Basis Swap Cumulative Mark-to-Market Amount” immediately after the phrase “but excluding to the extent otherwise included therein any portion of the Subordinated Debt” and immediately before the punctuation “.”

4. Amendment to Section 1.01 of the Credit Agreement. Section 1.01 of the Credit Agreement is hereby further amended by adding the following new terms “360-Day L/C Cap,” “360-Day Letter of Credit,” “Basis Swap Cumulative Mark-to-Market Amount,” “TLGP L/C Cap,” and “TLGP Letter of Credit” in the appropriate alphabetical order and as defined below:

“360-Day L/C Cap” means $30,000,000.

“360-Day L/C Maturity Date” means March 30, 2009.

“360-Day Letter of Credit” means any letter of credit (whether a standby letter of credit or commercial documentary letter of credit) that is Issued by an Issuing Bank pursuant to Article III, to the extent that such letter of credit (a) is Issued in connection with trade-related obligations in the ordinary course of business of the Borrower and its Subsidiaries, (b) expires not later than the first to occur of (i) the 360-day anniversary of the Issuance of such letter of credit or (ii) the 360-Day L/C Maturity Date, and (c) immediately after giving effect to the Issuance thereof, does not cause the aggregate undrawn amount of all outstanding 360-Day Letters of Credit, together with the amount of all unreimbursed drawings under all 360-Day Letters of Credit, to be an amount in excess of the 360-Day L/C Cap.

“Basis Swap Cumulative Mark-to-Market Amount” means the cumulative Mark-to-Market gain or loss related to existing undesignated basis swaps entered into by the Borrower, as reported on the most recent monthly financial statements received pursuant to Section 7.01(c) (or as otherwise evidenced to the satisfaction of the Agents).

“TLGP” means Trans Louisiana Gas Pipeline, Inc., an indirect wholly-owned subsidiary of the Guarantor.

“TLGP L/C Cap” means $30,000,000.

“TLGP Letter of Credit” means any letter of credit (whether a standby letter of credit or commercial documentary letter of credit) that is Issued by an Issuing Bank for the account of Borrower, to the extent that such letter of credit (a) is Issued pursuant to Article III on behalf of TLGP to support payment obligations of TLGP with respect to the acquisition of Product in the ordinary course of business of TLGP, and (b) immediately after giving effect to the Issuance thereof, does not cause the aggregate undrawn amount of all outstanding TLGP Letters of Credit, together with the amount of all unreimbursed drawings under all TLGP Letters of Credit, to be an amount in excess of the TLGP Cap.

5. Amendment to Section 2.03(a) of the Credit Agreement. Section 2.03(a) is hereby amended by deleting the reference to “four (4)” immediately before “Business Days prior to the requested Borrowing Date)” and immediately after the phrase “(New York City Time)” and inserting in lieu thereof a reference to “three (3)”.

6. Amendment to Section 2.04(b) of the Credit Agreement. Section 2.04(b) is hereby amended by deleting the reference to “four (4)” immediately before the phrase “Business Days in advance of the Conversion/Continuation Date” and immediately after the phrase “; and” and inserting in lieu thereof a reference to “three (3)”.

7. Amendment to Section 2.08(a) of the Credit Agreement. Section 2.08(a) is hereby amended by deleting the reference to “BNP Paribas” immediately before the phrase “with respect to any Swap Contract” and immediately after the phrase “all amounts owing to” and inserting in lieu thereof a reference to “any Swap Bank”.

8. Amendment to Section 3.01(b)(iii) of the Credit Agreement. (a) Section 3.01(b)(iii) is hereby amended by adding the following language “or solely in the case of any 360-Day Letter of Credit, 360 days after the date of Issuance of such 360-Day Letter of Credit” immediately after the language “(A) 90 days after the date of Issuance of such Letter of Credit” and immediately before “or (B) the Maturity Date”.

(b) Section 3.01(b)(iii) is hereby further amended by adding the following language “or, solely in the case of a 360-Day Letter of Credit, the 360-Day L/C Maturity Date” immediately after the language “(B) the Maturity Date,” and immediately before “, unless all the Banks have approved such expiry date in writing”.

9. Amendment to Section 7.15 of the Credit Agreement. Section 7.15 is hereby amended by deleting the existing Section 7.15 in its entirety and substituting in lieu thereof the following:

“7.15 Financial Covenants. The Borrower will, at all times, maintain, with respect to the elected Borrowing Base Sub-Cap for such time, (a) Net Working Capital and Tangible Net Worth, each at a level not less than the minimum threshold set forth opposite such applicable Borrowing Base Sub-Cap under the heading ‘Minimum Net Working Capital’ and ‘Minimum Tangible Net Worth,’ as applicable, under the definition of Borrowing Base Sub-Cap, and (b) the Ratio of Total Liabilities to Tangible Net Worth and Cumulative Losses, each at a level not more than the maximum threshold set forth opposite such applicable Borrowing Base Sub-Cap under the heading ‘Maximum Total Liabilities to Tangible Net Worth’ and ‘Maximum Cumulative Loss’ as applicable, under the definition of ‘Borrowing Base Sub-Cap.’”

10. Amendment to Section 8.11 of the Credit Agreement. (a) Section 8.11 is hereby amended by deleting the reference to “Transportation and Storage Exposure” immediately after the language “(b) Borrower’s” and immediately before the language “, plus (c) Borrower Below Index Sales Exposure” and inserting in lieu thereof a reference to “Storage and Unhedged Transportation Exposure”.

(b) Section 8.11 is hereby further amended by deleting the following language, “‘Transportation and Storage Exposure’ means the aggregate contractual cost of transportation & storage contracts for a term of in excess of 3 months” and by inserting in lieu thereof with the following new definition:

“‘Storage and Unhedged Transportation Exposure’ means the aggregate amount of all contractual costs for storage contracts in excess of three (3) months and unhedged transportation expenses that the Borrower incurs prior to the transportation of Product.”

11. Amendment to Section 8.12 of the Credit Agreement. Section 8.12 is hereby amended by:

(a) deleting the word “and” at the end of subsection (a);

(b) deleting the “.” at the end of subsection (b) and inserting the following “;” in lieu thereof;

(c) inserting the following new subsections in their respective appropriate alphabetical order:

“(c) so long as no Default of Event of Default shall have occurred and be continuing, or would result therefrom, advances, loans, extensions of credit (by way of guaranty or otherwise), capital contributions, or purchases of Capital Stock, bonds, notes, debentures, or other debt securities of, or any assets constituting a business unit or, or make any other investment in, any Person (all of the foregoing, “Investments”), in a collective annual aggregate amount (calculated exclusive of Investments permitted under Section 8.12(a) and (b) above) not to exceed $10,000,000; provided that additional Investments in excess of $10,000,000 provided for under this Section 8.12(c) shall be permitted with the approval of the Required Banks.”

12. Amendment to Schedule 11.02 of the Credit Agreement. Schedule 11.02 of the Credit Agreement is hereby amended by deleting such schedule in its entirety and substituting in lieu thereof Schedule 11.02 as appended hereto as Exhibit A.

13. Amendment to Exhibit E of the Credit Agreement. Exhibit E is hereby amended by deleting the reference to “BNP Paribas” as it appears in Section I.L and inserting in lieu thereof the following “Swap Banks”.

14. Amendment to Exhibit F of the Credit Agreement. Exhibit F is hereby amended by deleting the reference to “Transportation and Storage Exposure” and substituting a reference to “Storage and Unhedged Transportation Exposure”.

15. Representations. To induce the Administrative Agent and the Banks to enter into this Amendment, the Borrower ratifies and confirms each representation and warranty set forth in the Credit Agreement as if such representations and warranties were made on even date herewith, and further represents and warrants that (a) no material adverse change has occurred in the financial condition or business prospects of the Borrower since the date of the last financial statements delivered to the Administrative Agent and the Banks, (b) no Default or Event of Default has occurred and is continuing, and (c) the Borrower is fully authorized to enter into this Amendment. THE BORROWER

ACKNOWLEDGES THAT THE CREDIT AGREEMENT PROVIDES FOR A CREDIT FACILITY THAT IS COMPLETELY OPTIONAL ON THE PART OF THE BANKS AND THAT THE BANKS HAVE ABSOLUTELY NO DUTY OR OBLIGATION TO ADVANCE ANY REVOLVING LOAN OR TO ISSUE ANY LETTER OF CREDIT. BORROWER REPRESENTS AND WARRANTS TO THE BANKS THAT BORROWER IS AWARE OF THE RISKS ASSOCIATED WITH CONDUCTING BUSINESS UTILIZING AN UNCOMMITTED FACILITY.

16. Conditions Precedent. This Amendment shall become effective on the first date (the “Third Amendment Effective Date”) on which each of the following conditions precedent shall have been satisfied:

(a) Fees and Expenses. The Agents and the Banks shall have received payment of all fees and expenses owed to them by the Borrower as of the Effective Date;

(b) Delivered Documents. On the Effective Date, the Administrative Agent shall have received executed originals of:

(i) this Amendment, executed by a duly authorized officer of each of the Borrower and the Banks;

(ii) the Acknowledgement and Consent set forth in Exhibit B hereto, each executed by a duly authorized officer of the party named therein, consenting to this Amendment and affirming the Loan Documents specified therein;

(iii) a legal opinion of counsel to the Borrower and counsel to Guarantor each addressed to the Administrative Agent and the Banks, in form and substance acceptable to the Administrative Agent and the Banks;

(iv) copies of the resolutions of the members of the Borrower authorizing the amendments and transactions contemplated hereby, certified as of the Effective Date by the Secretary of the Borrower, and certifying the names and true signatures of the officers of the Borrower authorized to execute, deliver and perform, as applicable, this Amendment and all other documents to be delivered by the Borrower hereunder; and

(v) such other documents or certificates as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

17. Miscellaneous.

(a) Limited Effect. Except as expressly consented to hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms, without any consent, amendment, waiver or modification of any provision thereof; provided, however, that upon the Effective Date, all references herein and therein to the “Loan Documents” shall be deemed to include, in any event, the Amendment to the Guaranty, dated as of October 1, 2003, the First Amendment to Subordination Agreement, dated as of February 18, 2004, Amendment No. 1 to the Security Agreement and Reaffirmation dated March 30, 2005, the First Amendment, the Second Amendment and this Amendment, and all other documents delivered to the Administrative Agent or any Bank in connection therewith. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended hereby.

(b) Severability. In case any of the provisions of this Amendment shall for any reason be held to be invalid, illegal, or unenforceable, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

(c) Execution in Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or telecopier shall be effective as delivery of an originally executed counterpart of this Amendment.

(D) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK; PROVIDED, HOWEVER, THAT THE ADMINISTRATIVE AGENT, THE BANKS AND ALL AGENT-RELATED PERSONS SHALL RETAIN ALL RIGHTS UNDER FEDERAL LAW.

(e) Rights of Third Parties. All provisions herein are imposed solely and exclusively for the benefit of the Borrower, Administrative Agent, the Banks, Agent-Related Persons, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with this Amendment or any of the other Loan Documents.

(f) COMPLETE AGREEMENT. THIS WRITTEN AMENDMENT AND THE OTHER WRITTEN AGREEMENTS ENTERED INTO AMONG THE PARTIES REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER

ATMOS ENERGY MARKETING, LLC (formerly known as Woodward Marketing, L.L.C.), a Delaware limited liability company

By:	/s/ C. RICHARD ALFORD
Name:	C. Richard Alford
Title:	Senior Vice President

GUARANTOR

ATMOS ENERGY HOLDINGS, INC.

By:	/s/ LAURIE M. SHERWOOD
Name:	Laurie M. Sherwood
Title:	Senior Vice President and Treasurer

[Signature Page to Third Amendment]

FORTIS CAPITAL CORP., a Connecticut corporation, as Joint Lead Arranger and Joint Bookrunner, Administrative Agent, Collateral Agent, Issuing Bank, and a Bank

By:	/s/ IRENE C. RUMMEL
Name:	Irene C. Rummel
Title:	Senior Vice President

By:	/s/ CHAD CLARK
Name:	Chad Clark
Title:	Senior Vice President

[Signature Page to Third Amendment]

BNP PARIBAS, a bank organized under the laws of France, as Joint Lead Arranger and Joint Bookrunner, Documentation Agent, Issuing Bank and a Bank

By:	/s/ EDWARD K. CHIN
Name:	Edward K. Chin
Title:	Managing Director

By:	/s/ DEBORAH P. WHITTLE
Name:	Deborah P. Whittle
Title:	Director

[Signature Page to Third Amendment]

SOCIÉTÉ GÉNÉRALE, as Syndication Agent and as a Bank

By:	/s/ EMMANUEL CHESNEAU
Name:	Emmanuel Chesneau
Title:	Managing Director

By:	/s/ BARBARA PAULSEN
Name:	Barbara Paulsen
Title:	Vice President

[Signature Page to Third Amendment]

NATIXIS, as a Bank

By:	/s/ DAVID PERSHAD
Name:	David Pershad
Title:	Managing Director

By:	/s/ VINCENT LAURAS
Name:	Vincent Lauras
Title:	Managing Director

[Signature Page to Third Amendment]

RZB FINANCE LLC, as a Bank

By:	/s/ NANCY REMINI
Name:	Nancy Remini
Title:	Vice President

By:	/s/ HERMINE KIROLOS
Name:	Hermine Kirolos
Title:	Group Vice President

[Signature Page to Third Amendment]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Bank

By:	/s/ John McGhee
Name:	John McGhee
Title:	Vice President & Manager

[Signature Page to Third Amendment]

BROWN BROTHERS HARRIMAN & CO., as a Bank

By:	/s/ KATHRYN C. GEORGE
Name:	Kathryn C. George
Title:	Partner

[Signature Page to Third Amendment]

THE ROYAL BANK OF SCOTLAND plc, as a Bank

By:	/s/ KEVIN HOWARD
Name:	Kevin Howard
Title:	Managing Director

[Signature Page to Third Amendment]

EXHIBIT A TO

THIRD AMENDMENT

SCHEDULE 11.02

ADDRESSES FOR NOTICES AND LENDING OFFICES

ATMOS ENERGY MARKETING, LLC

Borrower’s Address:

13430 Northwest Freeway, Suite 700

Houston, Texas 77040

Attention: Ronald W. Bahr

Telephone: (713) 688-7771

Facsimile: (713) 688-5124

FORTIS CAPITAL CORP.,

As Administrative Agent and Collateral Agent

15455 N. Dallas Parkway

Suite 1400

Addison, TX 75001

Telephone: (214) 953-9313

Facsimile: (214) 969-9332

FORTIS CAPITAL CORP.,

As Issuing Bank and a Bank

15455 N. Dallas Parkway

Suite 1400

Addison, TX 75001

Attention: Marla Jennings

Telephone: (214) 953-9313

Facsimile: (214) 969-9332

BNP PARIBAS

As Documentation Agent, Issuing Bank and a Bank

787 Seventh Avenue

New York, New York 10019

Attention: Ed Chin

Telephone: (212) 841-2020

Facsimile: (212) 841-2536

SOCIÉTÉ GÉNÉRALE,

As Syndication Agent and as a Bank

1221 Avenue of the Americas

New York, New York 10020

Attention: Barbara Paulsen

Telephone: (212) 278-6496

Facsimile: (212) 278-7417

NATIXIS

As a Bank

1251 Avenue of the Americas, 34th Floor

New York, New York 10020

Attention: David Pershad

Telephone: (212) 872-5015

Facsimile: (212) 354-9095

RZB FINANCE LLC

As a Bank

1133 Avenue of the Americas

New York, New York 10036

Attention: Hermine Kirolos

Telephone: (212) 845-4114

Facsimile: (212) 944-6389

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

As a Bank

The Bank of Tokyo-Mitsubishi UFJ, Ltd.,

Houston Agency

1100 Louisiana Street,

Suite 2800

Houston, Texas 77002

Attention: Damain Sullivan

Telephone: (713) 655-3808

Facsimile: (713) 658-0116

BROWN BROTHERS HARRIMAN & Co.

As a Bank

140 Broadway

New York, New York 10005

Attention: Paul Feldman

Telephone: (212) 493-7732

Facsimile: (212) 493-8998

THE ROYAL BANK OF SCOTLAND plc

As a Bank

101 Park Avenue, 6th Floor

New York, New York 10178

Attention: Alisa Williams

Telephone: (212) 401-3200

With copies to:

600 Travis St, Suite 6500

Houston, Texas 77002

Attention: Matthew Main

Telephone: (713) 221-2441

Facsimile: (713) 221-2430

EXHIBIT B TO

THIRD AMENDMENT

ACKNOWLEDGEMENT AND CONSENT

Reference is made to the THIRD AMENDMENT, dated as of March 30, 2007 (the “Third Amendment”), to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 30, 2005 (as amended by the First Amendment, dated November 28, 2005, the “First Amendment”, the Second Amendment, dated March 31, 2006, the “Second Amendment”, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among ATMOS ENERGY MARKETING, LLC, a Delaware limited liability company (“AEM”), FORTIS CAPITAL CORP., a Connecticut corporation (“Fortis”), as a Bank, as an Issuing Bank, and as Administrative Agent for the Banks (in such capacity, the “Administrative Agent”), as Collateral Agent, as a Joint Lead Arranger and as a Joint Bookrunner, BNP PARIBAS, a bank organized under the laws of France (“BNP Paribas”), as a Bank, as an Issuing Bank, as a Joint Lead Arranger, as a Joint Bookrunner and as Documentation Agent, SOCIÉTÉ GÉNÉRALE, as Syndication Agent and as a Bank (together with the Administrative Agent, the “Agents”), and each other financial institution that may become a party thereto (collectively the “Banks”), (ii) that certain SECURITY AGREEMENT, dated as of December 1, 2001 (as amended by AMENDMENT NO. 1 to the SECURITY AGREEMENT, dated as of March 30, 2005 and as further amended, restated, supplemented or otherwise modified in writing from time to time, the “Security Agreement”) executed by AEM as grantor (the “Grantor”) and the Collateral Agent, (iii) that certain GUARANTY, dated March 30, 2005 (as further amended, restated, supplemented or otherwise modified in writing from time to time, the “AEH Guaranty”) executed for the ratable benefit of the Banks by Atmos Energy Holdings, Inc. (“AEH”) as guarantor (the “Guarantor”), (iv) that certain ATMOS SUPPORT AGREEMENT, dated March 30, 2005 (as further amended, restated, supplemented or otherwise modified in writing from time to time, the “Atmos Support Agreement”) executed by Atmos Energy Corporation, a Texas and Virginia corporation (“Atmos”) as support sponsor (the “Support Provider”), and (v) that certain SUBORDINATION AGREEMENT dated as of March 30, 2005 (as further amended, restated, supplemented or otherwise modified in writing from time to time, the “Subordination Agreement”) by and between Fortis and AEH (the “Subordinated Creditor,” together with the Security Agreement, the AEH Guaranty and the Atmos Support Agreement, collectively, the “Security Documents” and individually, a “Security Document”) and acknowledged by the Borrower. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

Each of the Grantor, the Guarantor, the Support Provider and the Subordinated Creditor hereby:

(a) acknowledges that the Borrower has requested and the Third Amendment will effect an extension of the Termination Date until March 31, 2008 and an extension of the Maturity Date until June 30, 2008 and the introduction of the 360-Day L/C Maturity Date solely with respect to the 360-Day Letters of Credit;

(b) acknowledges that the Borrower has requested certain other amendments to the Credit Agreement on the terms and subject to the conditions set forth in the Third Amendment;

(c) acknowledges that such requests were in order and that the benefits of such extensions and other amendments pursuant to the Third Amendment will directly or indirectly accrue to such party;

(d) consents to the Third Amendment;

(e) confirms and agrees that its respective obligations under the applicable Security Documents shall continue in full force and effect and is hereby ratified and confirmed in all respects;

(f) acknowledges the receipt and sufficiency of such benefits and other good and valuable consideration to support its continuing obligations under the applicable Security Documents, including as such obligations may be affected by the effectiveness of the Third Amendment; and

(g) with respect to the Guarantor, confirms and agrees that any reference in the recitals of the AEH Guaranty to “$250,000,000” shall be deemed to be a reference to “$580,000,000” consistent with the Credit Amendment.

Each party hereto, in its capacity as grantor, guarantor, support provider and subordinated creditor, hereby ratifies that certain Third Amendment to Credit Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgement and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of March     , 2007.

ATMOS ENERGY MARKETING, LLC as Grantor

By:
Name:	C. Richard Alford
Title:	Senior Vice President

ATMOS ENERGY HOLDINGS, INC., as Guarantor and as Subordinated Creditor

By:
Name:	Laurie M. Sherwood
Title:	Senior Vice President and Treasurer

ATMOS ENERGY CORPORATION, as Support Provider

By:
Name:	Laurie M. Sherwood
Title:	Vice President, Corporate Development and Treasurer

[Signature Page to Acknowledgement and Consent to Third Amendment]